UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

431 North Pennsylvania, Indianapolis, IN 46204

Terrance P. Gallagher.

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

November 30, 2006

Fund Advisor:

GERONIMO Financial Asset Management, LLC

1515 Arapahoe St.

Tower 1, 10th Floor

Denver, CO 80202

Toll Free (800) 653-7417

Dear Fellow Shareholders:

We are pleased to present this annual report for the GERONIMO Financial family of funds. This report covers the financial results and investment activity for the GERONIMO Multi-Strategy Fund, the GERONIMO Sector Opportunity Fund, and the GERONIMO Option and Income Fund for the period ending November 30, 2006.

The global equity markets ended the year in positive territory, posting almost all of their gains in the last six months of the year. Foreign equity markets continued to outpace their US counterparts. Interest rates continued to rise at the short end of the yield curve, and as we end the year, the yield curve is inverted, which we believe indicates odds are high for either a recession or increased inflation.

In the context of this environment, in our Funds’ first year of operation, we endeavored to deliver on our goal of achieving superior risk-adjusted annual positive returns regardless of market direction and low levels of correlation to the major equity indexes. We are especially pleased with our overall performance during the equity and fixed income market’s downturn in the first six months of the year. However, our bearish stance on the US economy, rates and earnings held us back from fully participating in the equity market rally in the last 6 months of the year.

GERONIMO Funds continue to grow assets and the number of platforms on which our Funds are available. We have also been fortunate to have a number of articles written about the Funds and the use of Absolute Return and Hedged strategies as part of a total asset allocation for investors. We published a “white paper” titled “Absolute Return Strategies: A Class Of Its Own” which is designed to help investors and advisors understand the role of Absolute Return and Hedged Strategies in their portfolios and the benefits of using mutual funds over traditional hedge fund structures to achieve these objectives. A copy of this white paper can be made available upon request.

Heading into 2007, using our macro quantitative and fundamental approach to create an outlook for the global equity markets, sectors and individual securities, we grade the global market a “B” on an A-F scale. While a “B” market grade is generally favorable for equity returns, we are closely watching for cautionary signs for a hard landing in the economy and the associated earnings declines. Moreover, we are concerned about the US housing market, which we feel has not fully corrected. On the plus side, the world economy is growing, which may dampen some of these negative effects. We are on guard for a “70’s market” with higher than expected inflation and energy prices. Markets pose unique challenges every year and we will work hard to deliver on our goals no matter which card comes out of the market’s deck.

I hope you find the detailed discussions about each of our funds in the following pages helpful. Your comments are most welcome and we can be reached at 1-888-4GERONIMO or dprokupek@geronimofinancial.com.

Best Regards,

David Prokupek

December 31, 2006

The general market views expressed in this report represent the opinions of GERONIMO Financial Asset Management and are not intended to predict or forecast the performance of any of the securities markets, indexes or funds mentioned. Specific information that applies to the GERONIMO Funds is contained in the following pages.

GERONIMO Multi-Strategy Fund

Dear Shareholder:

The GERONIMO Multi-Strategy Fund performance of the Class C shares since the class inception date (December 29, 2005) was 2.80%, which compares to 4.37% for the Merrill Lynch 3-Month Treasury Bill Index, the Fund’s primary benchmark, and 7.38% for the HFRX Equal Weighted Strategies Index, the Fund’s secondary benchmark. The GERONIMO Multi-Strategy Fund performance of the Class I shares since the class inception date (January 10, 2006) was 5.82%, which compares to 4.31% for the Merrill Lynch 3-Month Treasury Bill Index, the Fund’s primary benchmark, and 6.24% for the HFRX Equal Weighted Strategies Index, the Fund’s secondary benchmark. The underperformance of the Class C shares was principally due to the Fund being underinvested during the period between the Class C shares’ start date (December 29, 2005) and the Class I shares’ start date (January 10, 2006).

During the period, the Fund’s investments emphasized the following themes:

•	Expected Average To Below Average Returns For Hedge Fund Strategies
•	Rising US Interest Rate Environment
•	Expected Average To Below Average Returns For US Equity Markets
•	Opportunities For Option Writing Strategies

GERONIMO Financial Asset Management employs a quantitative and fundamental approach to managing this Fund which is designed to provide investment returns similar to those provided by a broad range of hedge fund strategies as represented by HFR Asset Management’s HFRX Investable Hedge Fund Index and 8 sub-indexes. In addition, the firm employs similar techniques to grade the attractiveness of the overall equity and fixed-income markets.

The Fund was positioned defensively most of the year which was helpful in the first six months of the year as markets were flat to down, but which hurt performance in the second half of the year as hedge fund strategies and equity markets rallied strongly.

The Fund generated positive returns from all of its main strategies including its exposure to HFRX Investable Hedge Fund strategies, futures, options and defensive investments. The Fund was positioned at approximately 50% of its benchmark weight to the HFRX strategies during the last 6 months based on the firm’s expectation of below average annual returns from these strategies. HFRX equal weight index delivered a 7.26% return which is at the low end of its historic range. The firm’s allocations to HFRX Momentum, HFRX Convertible Arbitrage, HFRX Distressed Securities, HFRX Event Driven, HFRX Merger Arbitrage, and HFRX Relative Value Arbitrage strategies were the most additive. The Fund also benefited from index option writing strategies, exposure to the global equity markets, and defensive investments.

The Fund suffered in the second half of the year from its underweight to the HFRX hedge fund strategies, short exposure to the S&P 500 Index and underperformance in its market neutral strategies whose short positions rose faster than the long positions paired with them. As a result, we reduced our short exposure and increased our benchmark exposure to the HFRX strategies in the 4th calendar quarter of 2006, based on our increased confidence in the markets. We are currently still underweight the benchmark -- but less so as we enter 2007-- as our research indicates we are in a mixed economic environment with the direction of interest rates and corporate earnings unclear.

The Fund’s primary goal is to provide positive returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets and we will continue our effort to deliver on that objective.

Best Regards,

David Prokupek

Portfolio Manager

December 31, 2006

Past performance is no assurance of future results. The views expressed are those of the investment adviser as of December 31, 2006 and are not intended as a forecast or investment recommendations. The Merrill Lynch 3-Month Treasury Bill Index and the HFRX Equal Weighted Strategies Index are not available for investment, however an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index..

GERONIMO Option & Income Fund

Dear Shareholder:

The GERONIMO Option & Income Fund performance of the Class C shares since the class inception date (December 29, 2005) was 6.74%, which compares to 4.37% for the Merrill Lynch 3-Month Treasury Bill Index, the Fund’s primary benchmark, and 3.93% for the HFRX Equity Market Neutral Index, the Fund’s secondary benchmark. The GERONIMO Option & Income Fund performance of the Class I shares since the class inception date (January 10, 2006) was 10.02%, which compares to 4.31% for the Merrill Lynch 3-Month Treasury Bill Index, the Fund’s primary benchmark, and 3.29% for the HFRX Equity Market Neutral Index, the Fund’s secondary benchmark.

During the period, the Fund’s investments emphasized the following themes:

•	Average To Below Average Returns For US Equity Markets
•	Investor Preference For Income
•	Rising US Interest Rate Environment
•	Low Levels Of Volatility
•	Undervalued Opportunities In Closed End-Fund Market

GERONIMO Financial Asset Management employs a quantitative and fundamental approach to managing this Fund including a “macro top down approach” to analyzing the environment for above or below average equity returns, as well as an assessment of the attractiveness of the fixed income market, and similar techniques for the main strategies employed by the fund including dividend, closed-end fund, option writing, market neutral and defensive strategies.

The Fund was positioned defensively most of the year, with investments in each of its main strategies and with a heavy focus on generating income from fixed income holdings and option writing strategies on indexes, ETFs and equities. During the first half of the year, the Fund’s holdings were dominated by defensive fixed income securities and option writing strategies. During the second half of the year, we added to holdings in dividend and closed-end fund strategies and reduced our short positions in market neutral strategies based on improving market conditions for these strategies.

The Fund generated positive returns from its main strategies including its exposure to dividend paying equities, fixed-income securities, option strategies and closed end funds. We took advantage of the volatility in the equity markets thru covered option writing strategies, the high discounts in the closed-end fund market, and relatively high interest rates at the short end of the yield curve to generate the majority of the Fund’s returns. We were pleased with the positive performance of the Fund in the first 6 months of the year as many fixed income indexes posted negative returns.

The Fund was adversely impacted in the second half of the year by short positions in what it deemed to be unattractive equity securities and call options sold on the global equity markets as those indexes rose 15-25% from the lows of June. The Fund managed its net equity exposure from between 0%-20% net long during the course of the year, in line with our market expectations.

The Fund’s primary goal is to provide positive returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets by utilizing a multi-strategy approach to investing in dividend, fixed-income, option and market neutral strategies. We continue to see opportunities to reach our goals but “caution” is in order with an inverted yield curve and low levels of volatility. We are currently positioned accordingly with exposure to the short end of the yield curve, exposure to high dividend equities, and near dated covered option writing strategies.

Best Regards,

David Prokupek

Portfolio Manager

December 31, 2006

Past performance is no assurance of future results. The views expressed are those of the investment adviser as of December 31, 2006 and are not intended as a forecast or investment recommendations. The Merrill Lynch 3-Month Treasury Bill Index and the HFRX Equity Market Neutral Index are not available for investment, however an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

GERONIMO Sector Opportunity Fund

Dear Shareholder:

The GERONIMO Sector Opportunity Fund performance of the Class C shares since the class inception date (December 29, 2005) was 4.60%, which compares to 4.37% for the Merrill Lynch 3-Month Treasury Bill Index, the Fund’s primary benchmark, and 7.61% for the HFRX Equity Hedge Index, the Fund’s secondary benchmark. The GERONIMO Sector Opportunity Fund performance of the Class I shares since the class inception date (January 10, 2006) was 8.02%, which compares to 4.31% for the Merrill Lynch 3-Month Treasury Bill Index, the Fund’s primary benchmark, and 5.95% for the HFRX Equity Hedge Index, the Fund’s secondary benchmark.

During the period, the Fund’s investments emphasized the following themes:

•	Expected Average To Below Average Returns For US Equity Markets
•	Average To Above Average Returns For Non-US Equity Markets
•	Strong Returns From Energy and Commodity Sectors
•	Flat To Negative Returns From Growth/NASDAQ Exposure
•	Rising US Interest Rate Environment

GERONIMO Financial Asset Management employs a quantitative and fundamental approach to managing this Fund including a “macro top down approach” to analyzing the environment for above or below average equity returns, as well as an assessment of what the firm believes are the most favorable and least favorable industry sectors and individual equities. In addition, the firm employs similar techniques to grade the attractiveness of the overall fixed-income markets.

The Fund was positioned defensively most of the year which was helpful in the first six months of the year as markets were flat to down, but which hurt performance in the second half of the year as equity markets staged a very powerful rally that was also marked by a major “sector rotation” in which the leadership of the first six months became the laggards of the second six months.

The Fund generated positive returns from its main strategies including its equity exposure to the global equity markets, option writing strategies, and defensive investments. The Fund managed its net equity exposure from a low of 10-20% net long in the first six months to 30-50% net long the second half based on an upgrade from a “C” to a “B” in the firm’s market grade model.

The Fund generated its greatest positive returns from its exposure to the S&P 500, NASDAQ 100 and global equity markets. Additionally the firm benefited from its defensive investments and option writing strategies on equity indexes and ETFs.

The Fund was adversely impacted in the second half of the year by its low exposure to the global equity markets and short exposure from call options written on equity indexes. The short options limited gains on underlying equity holdings as the markets made their 15-25% advance from the June lows.

The Fund’s primary goal is to provide positive returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets by utilizing a global long short approach to equity investing. Our current research indicates “caution” with an inverted yield curve, weak dollar and unclear direction for inflation. We are positioned accordingly with exposure to large cap global equities, commodities, defensive investments and option strategies.

Best Regards,

David Prokupek

Portfolio Manager

December 31, 2006

Past performance is no assurance of future results. The views expressed are those of the investment adviser as of December 31, 2006 and are not intended as a forecast or investment recommendations. The Merrill Lynch 3-Month Treasury Bill Index and the HFRX Equity Hedge Index are not available for investment, however an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-653-7417.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Merrill Lynch 3-Month Treasury Bill Index is a widely recognized unmanaged index of bond prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The HFRX Equal Weighted Strategies Index is designed to be representative of the overall composition of the hedge fund universe and is representative of the main hedge fund strategies available in the marketplace and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 29, 2005 (commencement of Fund operations) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The chart above assumes an initial investment of $50,000 made on January 10, 2006 (commencement of Fund operations) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the GERONIMO Multi-Strategy Fund and to obtain performance data current to the most recent month end, please call 1-800-653-7417. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-653-7417.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Merrill Lynch 3-Month Treasury Bill Index is a widely recognized unmanaged index of bond prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The HFRX Equity Market Neutral Index strives to generate consistent returns in both up and down markets by selecting positions with a total net exposure of zero and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 29, 2005 (commencement of Fund operations) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The chart above assumes an initial investment of $50,000 made on January 10, 2006 (commencement of Fund operations) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the GERONIMO Option & Income Fund and to obtain performance data current to the most recent month end, please call 1-800-653-7417. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-653-7417.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Merrill Lynch 3-Month Treasury Bill Index is a widely recognized unmanaged index of bond prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The HFRX Equity Hedge Index combines core long holdings of equities with short sales of stock or stock index options and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 29, 2005 (commencement of Fund operations) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The chart above assumes an initial investment of $50,000 made on January 10, 2006 (commencement of Fund operations) and held through November 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the GERONIMO Sector Opportunity Fund and to obtain performance data current to the most recent month end, please call 1-800-653-7417. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets

1As a percent of net assets

1As a percent of net assets

Availability of Portfolio Schedules - (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission’s web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUNDS' EXPENSES - (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; dividend expenses on securities sold short; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (from June 1, 2006 through November 30, 2006).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GERONIMO Multi-Strategy Fund – Class C	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During the Period June 1, 2006 – November 30, 2006
Actual*	$1,000.00	$1,008.83	$16.16
Hypothetical**	$1,000.00	$1,008.98	$16.16

* Expenses are equal to the Fund’s Class C annualized expense ratio of 3.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

GERONIMO Multi-Strategy Fund – Class I	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During the Period June 1, 2006 – November 30, 2006
Actual*	$1,000.00	$1,011.73	$10.67
Hypothetical**	$1,000.00	$1,014.46	$10.68

* Expenses are equal to the Fund’s Class I annualized expense ratio of 2.12%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

GERONIMO Option & Income Fund – Class C	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During the Period June 1, 2006 – November 30, 2006
Actual*	$1,000.00	$1,018.54	$16.35
Hypothetical**	$1,000.00	$1,008.87	$16.27

* Expenses are equal to the Fund’s Class C annualized expense ratio of 3.23%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

GERONIMO Option & Income Fund – Class I	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During the Period June 1, 2006 – November 30, 2006
Actual*	$1,000.00	$1,024.19	$10.60
Hypothetical**	$1,000.00	$1,014.59	$10.55

* Expenses are equal to the Fund’s Class I annualized expense ratio of 2.09%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

GERONIMO Sector Opportunity Fund – Class C	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During the Period June 1, 2006 – November 30, 2006
Actual*	$1,000.00	$1,011.61	$15.54
Hypothetical**	$1,000.00	$1,009.62	$15.53

* Expenses are equal to the Fund’s Class C annualized expense ratio of 3.08%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

GERONIMO Sector Opportunity Fund – Class I	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During the Period June 1, 2006 – November 30, 2006
Actual	$1,000.00	$1,018.54	$10.32
Hypothetical**	$1,000.00	$1,014.84	$10.30

* Expenses are equal to the Fund’s Class I annualized expense ratio of 2.04%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

GERONIMO Funds
GERONIMO Multi-Strategy Fund
Schedule of Investments
November 30, 2006

Common Stock - 1.70%	Shares	Value

Finance Services - 0.12%
Credit Suisse Group (a)(c)	351	$23,226

Fire, Marine & Casualty Insurance - 0.10%
State Auto Financial Corp. (c)	619	20,650

Footwear (No Rubber) - 0.12%
K-Swiss, Inc. - Class A (c)	695	23,081

Hospital & Medical Service Plans - 0.16%
AMERIGROUP Corp. (b)(c)	949	32,446

Insurance Agents, Brokers & Service - 0.12%
Willis Group Holdings Ltd. (c)	572	23,029

Laboratory Analytical Instruments - 0.13%
Bio-Rad Laboratories, Inc. - Class A (b)(c)	327	25,817

Local & Suburban Transit & Interurban Highway Passenger Transportation - 0.11%
Laidlaw International, Inc. (c)	732	21,265

Metal Mining - 0.12%
Freeport-McMoRan Copper & Gold, Inc. - Class B (c)	370	23,262

Motor Vehicles & Passenger Car Bodies - 0.15%
Volvo AB (a)(c)	455	29,561

National Commercial Banks - 0.11%
BB&T Corp. (c)	508	21,849

Radio & TV Broadcasting & Communications Equipment - 0.12%
Orbital Sciences Corp. (b)(c)	1,304	23,628

Semiconductors & Related Devices - 0.22%
Atheros Communications, Inc. (b)(c)	853	19,397
MEMC Electronic Materials, Inc. (b)(c)	574	22,845
		42,242

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 0.12%
Herbalife Ltd. (b)(c)	619	24,116

TOTAL COMMON STOCK (Cost $279,680)		334,172

Real Estate Investment Trusts - 0.11%

Equity Inns, Inc. (c)	1,280	20,838

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $19,941)		20,838

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Multi-Strategy Fund
Schedule of Investments - continued
November 30, 2006

Exchange-Traded Funds - 3.54%	Shares	Value

iShares Dow Jones Select Dividend Index Fund	2,804	$195,635
iShares MSCI EAFE Index Fund	2,697	195,398
iShares Russell 2000 Index Fund (c)	3,400	265,438
iShares S&P Latin America 40 Index Fund (c)	232	37,837

TOTAL EXCHANGE-TRADED FUNDS (Cost $686,706)		694,308

Closed-End Mutual Funds - 5.14%

Advent Claymore Convertible Securities & Income Fund	2,617	72,622
Colonial Intermarket Income Trust I	8,532	72,010
Dividend Capital Realty Income Allocation Fund	4,735	71,972
Eaton Vance Tax-Advantaged Global Dividend Income Fund	2,852	71,813
Flaherty & Crumrine Preferred Income Opportunity Fund, Inc.	5,822	72,309
First Trust/FIDAC Mortgage Income Fund	4,368	71,592
High Yield Income Fund, Inc.	14,187	71,928
John Hancock Patriot Preferred Dividend Fund	5,269	71,395
Neuberger Berman Dividend Advantage Fund, Inc.	2,871	73,038
Nicholas-Applegate Convertible & Income Fund II	4,689	71,882
Strategic Global Income Fund, Inc.	6,180	72,121
Templeton Emerging Markets Income Fund	5,166	71,498
Van Kampen High Income Trust II	17,786	71,856
Western Asset Emerging Markets Debt Fund, Inc.	3,977	71,626

TOTAL CLOSED-END MUTUAL FUNDS (Cost $1,008,463)		1,007,662

	Principal
U.S. Treasury Bills - 54.01%	Amount

U.S. Treasury Bill, 0.00%, 01/11/2007 (c)	$7,500,000	7,456,980
U.S. Treasury Bill, 0.00%, 05/31/2007 (c)	3,200,000	3,120,922

TOTAL U.S. TREASURY BILLS (Cost $10,579,906)		10,577,902

Money Market - 4.50%	Shares

Fidelity Institutional Money Market Portfolio, 5.17% (d)	880,940	880,940

TOTAL MONEY MARKET (Cost $880,940)		880,940

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Multi-Strategy Fund
Schedule of Investments - continued
November 30, 2006

	Outstanding
Call Options Purchased - 0.00%	Contracts	Value

NASDAQ 100 Index, 01/20/2007, Strike $1,925.00 (e)	1	$530
NASDAQ 100 Index, 12/16/2006, Strike $1,975.00 (e)	1	10

TOTAL CALL OPTIONS PURCHASED (Cost $499)		540

Call Options on Futures Purchased - 0.59%

S&P 500 E-Mini Future, 01/19/2007, Strike $1,425.00 (f)	45	33,750
S&P 500 E-Mini Future, 01/19/2007, Strike $1,430.00 (f)	25	15,625
S&P 500 E-Mini Future, 01/19/2007, Strike $1,475.00 (f)	250	17,500
S&P 500 E-Mini Future, 01/19/2007, Strike $1,480.00 (f)	210	11,025
S&P 500 E-Mini Future, 12/15/2006, Strike $1,425.00 (f)	1	110
S&P 500 Future, 01/19/2007, Strike $1,470.00 (g)	76	36,100
S&P 500 Future, 12/15/2006, Strike $1,500.00 (g)	105	-

TOTAL CALL OPTIONS ON FUTURES PURCHASED (Cost $131,033)		114,110

Put Options Purchased - 0.04%

NASDAQ 100 Index, 12/16/2006, Strike $1,525.00 (e)	384	7,680

TOTAL PUT OPTIONS PURCHASED (Cost $18,940)		7,680

Put Options on Futures Purchased - 0.24%

S&P 500 E-Mini Future, 12/15/2006, Strike $1,350.00 (f)	125	6,875
S&P 500 Future, 12/15/2006, Strike $1,230.00 (g)	70	5,250
S&P 500 Future, 12/15/2006, Strike $1,235.00 (g)	400	30,000
S&P 500 Future, 12/15/2006, Strike $1,300.00 (g)	34	3,825
S&P 500 Future, 12/15/2006, Strike $1,320.00 (g)	5	625

TOTAL PUT OPTIONS ON FUTURES PURCHASED (Cost $67,226)		46,575

TOTAL INVESTMENTS (Cost $13,673,334) - 69.87%		$13,684,727

Cash & other assets less liabilities - 30.13%		5,900,858

TOTAL NET ASSETS - 100.00%		$19,585,585

Total Return Swaps (h)	Termination Date	National Amount	Appreciation/ (Depreciation)

Barclays Capital Total Return Swap, Dated May 8, 2006. Annual
settlement of total return of reference assets, interest paid annually,
accrued daily at one month USD-LIBOR plus 1.35% (i)	5/31/2009	2,905,640	$(50,382)

IXIS Total Return Swap, Dated March 31, 2006. Settlement of the
total return at termination date of agreement, interest paid monthly,
accrued daily at the one month USD-LIBOR plus 1.10% (i)	4/1/2011	2,814,980	113,695

TOTAL SWAP AGREEMENTS			$63,313

(a) American Depositary Receipt.
(b) Non-income producing.
(c) A portion of this security is pledged as collateral for call options written and/or securities sold short.
(d) Variable rate securities; the money market rate shown represents the rate at November 30, 2006.
(e) Each NASDAQ 100 Index contract has a multiplier of 100 shares.
(f) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(g) Each S&P 500 Future contract has a multiplier of 250 shares.
(h) See Related Notes to the Financial Statements.
(i) This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Multi-Strategy Fund
Schedule of Investments - continued
November 30, 2006
	Number	Underlying
	Long of or	Face Amount at	Unrealized
Long Futures Contracts	(Short) Contracts	Market Value	Appreciation (Depreciation)

NASDAQ 100 Futures Contracts December 2006 (b)	1	179,475	$6,725
S&P 500 E-Mini Futures Contracts December 2006 (c)	55	3,858,250	10,250

Total Long Futures Contracts			$16,975

Short Futures Contracts

NASDAQ 100 E-Mini Futures Contracts December 2006 (a)	(10)	$(358,950)	(3,725)
S&P 500 Futures Contracts December 2006 (d)	(7)	(2,455,075)	(25,925)

Total Short Futures Contracts			$(29,650)

(a) Each NASDAQ 100 E-Mini Future contract has a multiplier of 20 shares.
(b) Each NASDAQ 100 Future contract has a multiplier of 100 shares.
(c) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(d) Each S&P 500 Future contract has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Multi-Strategy Fund
Schedule of Investments - continued
November 30, 2006
	Number of	Shares Subject
Written Call Options / Expiration Date @ Exercise Price	Contracts	to Call	Value

NASDAQ 100 Index, 01/20/2007, Strike $1,950.00 (a)	105	10,500	$26,250
NASDAQ 100 Index, 01/20/2007, Strike $1,975.00 (a)	67	6,700	8,710
NASDAQ 100 Index, 01/21/2007, Strike $2,000.00 (a)	2	200	140

Total (Premiums Received $48,925)	174	17,400	$35,100

	Number of	Shares Subject
Written Call Options on Futures @ Expiration Date, Exercise Price	Contracts	to Call	Value

S&P 500 E-Mini Future, 01/19/2007, Strike $1,450.00 (b)	100	5,000	28,750
S&P 500 E-Mini Future, 01/19/2007, Strike $1,470.00 (b)	381	19,050	36,195
S&P 500 Future, 01/19/2007, Strike $1,425.00 (c)	9	2,250	33,525
S&P 500 Future, 01/19/2007, Strike $1,430.00 (c)	5	1,250	15,750
S&P 500 Future, 01/19/2007, Strike $1,450.00 (c)	20	5,000	28,500
S&P 500 Future, 01/19/2007, Strike $1,460.00 (c)	55	13,750	45,375
S&P 500 Future, 01/19/2007, Strike $1,475.00 (c)	50	12,500	17,500
S&P 500 Future, 01/19/2007, Strike $1,480.00 (c)	42	10,500	11,025

Total (Premiums Received $243,175)	662	69,300	$216,620

(a) Each NASDAQ 100 Index contract has a multiplier of 100 shares.
(b) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(c) Each S&P 500 Future has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Multi-Strategy Fund
Schedule of Investments - continued
November 30, 2006
	Number of	Shares Subject
Written Put Options / Expiration Date @ Exercise Price	Contracts	to Put	Value

NASDAQ 100 Index, 01/20/2007, Strike $1,425.00 (a)	1	100	$35
NASDAQ 100 Index, 01/20/2007, Strike $1,475.00 (a)	1	100	85
NASDAQ 100 Index, 01/21/2007, Strike $1,525.00 (a)	41	4,100	5,740
NASDAQ 100 Index, 01/20/2007, Strike $1,550.00 (a)	34	3,400	6,460
NASDAQ 100 Index, 01/20/2007, Strike $1,575.00 (a)	35	3,500	8,225
NASDAQ 100 Index, 01/20/2007, Strike $1,625.00 (a)	1	100	450
NASDAQ 100 Index, 01/20/2007, Strike $1,650.00 (a)	1	100	625
NASDAQ 100 Index, 12/16/2006, Strike $1,700.00 (a)	21	2,100	4,515
NASDAQ 100 Index, 12/16/2006, Strike $1,625.00 (a)	2	200	120
NASDAQ 100 Index, 12/16/2006, Strike $1,675.00 (a)	22	2,200	2,860

Total (Premiums Received $36,203)	159	15,900	$29,115

Written Put Options on Futures / Expiration Date @ Exercise Price	Number of Contracts	Shares Subject to Put	Value

S&P 500 E-Mini Future, 01/19/2007, Strike $1,250.00 (b)	349	17,450	17,450
S&P 500 E-Mini Future, 01/19/2007, Strike $1,260.00 (b)	264	13,200	15,840
S&P 500 E-Mini Future, 01/19/2007, Strike $1,275.00 (b)	20	1,000	1,500
S&P 500 E-Mini Future, 01/19/2007, Strike $1,290.00 (b)	250	12,500	23,750
S&P 500 E-Mini Future, 12/15/2006, Strike $1,300.00 (b)	168	8,400	3,780
S&P 500 E-Mini Future, 12/15/2006, Strike $1,320.00 (b)	103	5,150	2,575
S&P 500 Future, 01/19/2007, Strike $1,250.00 (c)	187	46,750	46,750
S&P 500 Future, 01/19/2007, Strike $1,300.00 (c)	28	7,000	15,750
S&P 500 Future, 12/15/2006, Strike $1,350.00 (c)	25	6,250	6,875

Total (Premiums Received $261,290)	1,394	117,700	$134,270

(a) Each NASDAQ 100 Index contract has a multiplier of 100 shares.
(b) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(c) Each S&P 500 Future contract has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Multi-Strategy Fund
Schedule of Investments - continued
November 30, 2006

Common Stock Sold Short	Shares	Value

Bowater, Inc.	613	$13,363
C.H. Robinson Worldwide, Inc.	312	13,728
Eastman Kodak Co.	498	12,958
EDO Corp.	609	13,355
Energy Conversion Devices, Inc.	360	13,745
Huntsman Corp.	776	13,510
Knight Transportation, Inc.	734	12,933
MannKind Corp.	750	12,300
The Mills Corp. (a)	662	13,942
Momenta Pharmaceutical, Inc.	748	12,963
PDL BioPharma, Inc.	593	13,467
Pep Boys - Manny, Moe & Jack	1,021	13,783
Salix Pharmaceuticals Ltd.	930	13,067
Stone Energy Corp.	349	13,618
W.P. Stewart & Co. Ltd.	856	13,268

Total (Proceeds Received $245,753)	9,811	$200,000

(a) This security is a real estate investment trust.

*See accompanying notes which are an integral part of these financial statements

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments
November 30, 2006

Common Stocks - 10.79%	Shares	Value

Accident & Health Insurance - 0.01%
Principal Financial Group, Inc. (c)	39	$2,252

Air Transportation, Scheduled - 0.18%
LAN Airlines S.A. (a)(c)	684	33,550

Cable & Other Pay Television Services - 0.14%
EchoStar Communications Corp. - Class A (b)(c)	722	25,999

Calculating & Accounting Machines (No Electronic Computers) - 0.16%
NCR Corp. (b)(c)	677	29,050

Cigarettes - 0.08%
Reynolds American, Inc. (c)	242	15,546

Cogeneration Services & Small Power Producers - 0.14%
The AES Corp. (b)(c)	1,112	25,987

Computer Services - 0.13%
DST Systems, Inc. (b)(c)	398	24,835

Construction Machinery & Equipment - 0.01%
CNH Global N.V. (a)(c)	75	2,160

Crude Petroleum & Natural Gas - 0.34%
Eni S.p.A (a)(c)	33	2,175
Enterprise Products Partners, L.P. (c)	581	16,431
Hiland Partners, L.P. (c)	339	17,875
Pogo Producing Co. (c)	513	27,148
		63,629

Diversified Minerals - 0.16%
Companhia Vale do Rio Doce (a)(c)	1,093	30,342

Electric & Other Services Combined - 0.22%
Pepco Holdings, Inc. (c)	623	15,967
Xcel Energy, Inc. (c)	1,123	25,784
		41,751

Electric Services - 0.87%
Cleco Corp. (c)	632	16,198
The Empire District Electric Co. (c)	691	16,612
FPL Group, Inc. (c)	351	18,708
Great Plains Energy, Inc. (c)	513	16,216
Northeast Utilities (c)	679	19,032
NSTAR (c)	475	16,710
Progress Energy, Inc. (c)	350	16,719
Puget Energy, Inc. (c)	1,039	25,809
TECO Energy, Inc. (c)	999	16,973
		162,977

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006
Common Stock - 10.79% - continued	Shares	Value
Electrical Work - 0.01%
Quanta Services, Inc. (b)(c)	124	$2,273

Electronic Components & Accessories - 0.09%
Westar Energy, Inc. (c)	637	16,938

Finance Services - 0.02%
Greenhill & Co., Inc. (c)	28	1,952
Morgan Stanley (c)	31	2,361
		4,313
Fire, Marine & Casualty Insurance - 0.28%
Infinity Property & Casualty Corp. (c)	628	28,354
Loews Corp. (c)	609	24,311
		52,665
Food and Kindred Products - 0.08%
Altria Group, Inc. (c)	184	15,495

Gas & Other Services Combined - 0.15%
UGI Corp. (c)	965	27,194

Hospital & Medical Service Plans - 0.01%
Health Net, Inc. (b)(c)	49	2,261

Industrial Organic Chemicals - 0.01%
International Flavors & Fragrances, Inc. (c)	56	2,638

Insurance Agents, Brokers & Service - 0.01%
Allianz SE (a)(c)	120	2,346

Investment Companies - 0.10%
MCG Capital Corp. (c)	956	18,680

Investment Advice - 0.01%
AMVESCAP PLC (a)(c)	91	1,968

Life Insurance - 0.24%
Nationwide Financial Services, Inc. - Class A (c)	806	41,912
The Phoenix Companies, Inc. (c)	131	2,116
		44,028
Manifold Business Forms - 0.09%
Ennis, Inc. (c)	755	17,222

Measuring & Controlling Devices - 0.14%
Thermo Fisher Scientific, Inc. (b)(c)	592	25,947

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 0.10%
VF Corp. (c)	226	17,716

Metal Mining - 0.10%
Southern Copper Corp. (c)	342	18,711

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006
Common Stock - 10.79% - continued	Shares	Value
Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 0.24%
Compass Minerals International, Inc. (c)	586	$19,397
MDU Resources Group, Inc. (c)	932	24,549
		43,946
Miscellaneous Food Preparations & Kindred Products - 0.22%
Reddy Ice Holdings, Inc. (c)	1,668	41,316

Miscellaneous Product of Petroleum & Coal - 0.09%
Quaker Chemical Corp. (c)	812	16,963

Motor Vehicles & Passenger Car Bodies - 0.12%
General Motors Corp. (c)	790	23,092

Motor Vehicle Parts & Accessories - 0 .13%
Autoliv, Inc. (c)	415	24,323

National Commercial Banks - 0.69%
Bank of America Corp. (c)	486	26,171
Huntington Bancshares, Inc. (c)	648	15,753
KeyCorp (c)	628	22,671
National City Corp. (c)	438	15,812
Regions Financial Corp. (c)	641	23,493
SunTrust Banks, Inc. (c)	301	24,577
		128,477
Natural Gas Distribution - 0.41%
Atmos Energy Corp. (c)	817	26,773
Cascade Natural Gas Corp. (c)	608	15,699
Northwest Natural Gas Co. (c)	409	16,867
Piedmont Natural Gas Co., Inc. (c)	603	16,806
		76,145
Natural Gas Transmission - 0.28%
Energy Transfer Partners, L.P. (c)	326	17,800
ONEOK Partners, L.P. (c)	282	17,044
Williams Partners, L.P. (c)	431	16,671
		51,515
Natural Gas Transmission & Distribution - 0.08%
Kinder Morgan, Inc. (c)	149	15,638

Office Furniture - 0.12%
Kimball International, Inc. - Class B (c)	916	21,975

Operative Builders - 0.15%
Toll Brothers, Inc. (b)(c)	884	28,465

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.37%
Biomet, Inc. (c)	476	17,998
STERIS Corp. (c)	987	25,405
Zimmer Holdings, Inc. (b)(c)	340	24,806
		68,209

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006

Common Stock - 10.79% - continued	Shares	Value

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.09%
RPM International, Inc. (c)	827	$16,681

Periodicals: Publishing or Publishing & Printing - 0.09%
Martha Stewart Living Omnimedia, Inc. - Class A (c)	810	16,807

Pharmaceutical Preparations - 0.23%
Bristol-Myers Squibb Co. (c)	1,071	26,593
Merck & Co., Inc. (c)	379	16,869
		43,462

Pipe Lines (No Natural Gas) - 0.17%
Enbridge Energy Partners, L.P. (c)	321	16,069
Magellan Midstream Partners, L.P. (c)	421	16,297
		32,366

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.19%
The Dow Chemical Co. (c)	422	16,884
Eastman Chemical Co. (c)	304	18,052
		34,936

Plastic Products - 0.19%
Newell Rubbermaid, Inc. (c)	581	16,553
Tupperware Brands Corp. (c)	878	18,640
		35,193

Pulp Mills - 0.01%
Aracruz Celulose S.A. (a)(c)	36	2,191

Radiotelephone Communications - 0.20%
Millicom International Cellular S.A. (b)(c)	41	2,348
Vimpel-Communications (a)(b)(c)	455	34,621
		36,969

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006

Common Stock - 10.79% - continued	Shares	Value

Retail - Auto Dealers & Gasoline Stations - 0.11%
Asbury Automotive Group, Inc. (c)	760	$17,890
Sonic Automotive, Inc. - Class A (c)	74	2,112
		20,002

Retail - Department Stores - 0.15%
Sears Holdings Corp. (b)(c)	161	27,599

Retail - Miscellaneous Retail - 0.09%
Suburban Propane Partners, L.P. (c)	465	17,479

Retail - Retail Stores - 0.10%
Inergy Holdings, L.P. (c)	455	17,590

Retail - Shoe Stores - 0.12%
Foot Locker, Inc. (c)	989	22,648

Retail - Variety Stores - 0.02%
Wal-Mart Stores, Inc. (c)	44	2,028
BJ's Wholesale Club, Inc. (b)(c)	65	2,100
		4,128

Savings Institution, Federally Chartered - 0.21%
BankUnited Financial Corp. - Class A (c)	903	23,026
First Defiance Financial Corp. (c)	571	16,993
		40,019

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.01%
International Securities Exchange Holdings, Inc. (c)	46	2,446

Security Brokers, Dealers & Flotation Companies - 0.01%
Knight Capital Group, Inc. - Class A (b)(c)	119	2,096

Semiconductors & Related Devices - 0.01%
QLogic Corp. (b)(c)	96	2,136

Services - Computer Processing & Data Preparation - 0.01%
IMS Health, Inc. (c)	73	2,005

Services - Consumer Credit Reporting, Collection Agencies - 0.01%
The Dun & Bradstreet Corp. (b)(c)	26	2,138

Services - Help Supply Services - 0.14%
Volt Information Sciences, Inc. (b)(c)	553	25,803

Services - Skilled Nursing Care Facilities - 0.13%
Genesis HealthCare Corp. (b)(c)	530	24,539

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006

Common Stock - 10.79% - continued	Shares	Value

Special Industry Machinery - 0.01%
ASML Holding N.V. (a)(b)(c)	95	$2,366

State Commercial Banks - 0.17%
C&F Financial Corp. (c)	398	16,119
MidWestOne Financial Group, Inc. (c)	795	15,391
		31,510

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 0.16%
Tenaris S.A. (a)(c)	615	28,911

Surety Insurance - 0.13%
MGIC Investment Corp. (c)	403	23,358

Telephone Communications (No Radiotelephone) - 0.52%
BT Group PLC (a)(c)	498	27,948
Commonwealth Telephone Enterprises, Inc. (c)	450	18,751
FairPoint Communications, Inc. (c)	962	17,768
Nippon Telegraph & Telephone Corp. (a)(c)	89	2,247
Philippine Long Distance Telephone Co. (a)(c)	624	30,645
		97,359

Tobacco Products - 0.10%
Loews Corp. - Carolina Group (c)	261	16,279
UST, Inc. (c)	45	2,519
		18,798

Water Transportation - 0.13%
OMI Corp. (c)	1,030	24,061

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 0.13%
AmerisourceBergen Corp. (c)	519	23,869

Wholesale - Electrical Appliances, TV & Radio Sets - 0.09%
Craftmade International, Inc. (c)	944	17,426

Wholesale - Miscellaneous Durable Good - 0.19%
Metal Management, Inc. (c)	962	35,257

Wholesale - Petroleum Bulk Stations & Terminals - 0.09%
Global Partners, L.P. (c)	700	16,520

TOTAL COMMON STOCK (Cost $1,808,113)		2,017,205

Real Estate Investment Trusts - 1.80%

Archstone-Smith Trust (c)	438	26,271
BRE Properties, Inc. - Class A (c)	262	16,936
Capital Trust, Inc. - Class A (c)	411	18,322
CentraCore Properties Trust (c)	1,369	43,972
Healthcare Realty Trust, Inc. (c)	437	17,729
JER Investors Trust, Inc. (c)	926	18,326
Kimco Realty Corp. (c)	377	17,485
Liberty Property Trust (c)	484	24,786
Maguire Properties, Inc. (c)	386	16,540
New Plan Excel Realty Trust, Inc. (c)	573	16,325

NovaStar Financial, Inc. (c)	517	15,768
Post Properties, Inc. (c)	496	23,729
Potlatch Corp. (c)	408	17,010
Rayonier, Inc. (c)	395	16,471
Redwood Trust, Inc. (c)	480	27,461
Weingarten Realty Investors (c)	373	17,800

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $301,311)		334,931

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006

Exchange-Traded Funds - 5.79%	Shares	Value

iShares Dow Jones Select Dividend Index Fund	2,644	$184,472
iShares Dow Jones U.S. Real Estate Index Fund (c)	2,500	214,875
iShares Dow Jones U.S. Regional Banks Index Fund	3,688	185,543
iShares Dow Jones U.S. Utilities Sector Index Fund	2,062	184,446
iShares Russell 2000 Index Fund (c)	3,300	257,631
United States Oil Fund L.P. (b)	1,000	54,580

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,064,442)		1,081,547

Closed-End Mutual Funds - 7.19%

Aberdeen Global Income Fund, Inc. (c)	4,566	61,687
ACM Income Fund, Inc. (c)	7,408	60,820
American Strategic Income Portfolio II (c)	5,568	63,253
BlackRock Core Bond Trust (c)	4,726	60,871
BlackRock Corporate High Yield Fund III, Inc. (c)	7,796	62,290
BlackRock Corporate High Yield Fund IV, Inc. (c)	4,794	62,130
BlackRock Corporate High Yield Fund, Inc. (c)	9,944	80,745
Colonial High Income Municipal Trust (c)	9,092	60,189
Delaware Investments Dividend and Income Fund, Inc. (c)	4,800	64,608
DWS Global High Income Fund, Inc. (c)	7,274	64,739
Evergreen Income Advantage Fund (c)	4,260	61,046
Evergreen Managed Income Fund (c)	3,612	63,427
First Trust/Fiduciary Asset Management Covered Call Fund (c)	3,364	62,200
Global High Income Fund, Inc. (c)	3,914	62,702
Hyperion Strategic Mortgage Income Fund, Inc. (c)	4,468	62,909
John Hancock Preferred Income Fund III (c)	2,766	62,235
Morgan Stanley Emerging Markets Debt Fund, Inc. (c)	7,474	80,495
PIMCO Strategic Global Government Fund, Inc. (c)	5,486	59,688
Western Asset Emerging Markets Income Fund, Inc. (c)	3,934	64,360
Western Asset Managed High Income Fund, Inc. (c)	9,760	61,878
Western Asset Worldwide Income Fund, Inc. (c)	4,522	61,454

TOTAL CLOSED-END MUTUAL FUNDS (Cost $1,319,850)		1,343,726

	Principal
U.S. Treasury Bills - 53.80%	Value

U.S. Treasury Bill, 0.00%, 01/11/2007 (c)	$2,500,000	2,485,660
U.S. Treasury Bill, 0.00%, 01/25/2007 (c)	7,624,000	7,566,878

TOTAL U.S. TREASURY BILLS (Cost $10,052,538)		10,052,538

Money Market Funds - 7.98%	Shares

Fidelity Institutional Money Market Portfolio, 5.17% (d)	1,489,806	1,489,806

TOTAL MONEY MARKET FUNDS (Cost $1,489,806)		1,489,806

	Outstanding
Call Options on Futures Purchased - 0.49%	Contracts

S&P 500 E-Mini Future, 01/19/2007, Strike $1,425.00 (e)	40	30,000
S&P 500 E-Mini Future, 01/19/2007, Strike $1,430.00 (e)	25	15,625
S&P 500 E-Mini Future, 01/19/2007, Strike $1,475.00 (e)	200	14,000
S&P 500 E-Mini Future, 01/19/2007, Strike $1,480.00 (e)	320	16,800
S&P 500 Future, 12/15/2006, Strike $1,430.00 (f)	1	325
S&P 500 Future, 12/15/2006, Strike $1,500.00 (f)	63	-
S&P 500 Future, 12/15/2006, Strike $1,510.00 (f)	25	-
S&P 500 Future, 01/19/2007, Strike $1,470.00 (f)	30	14,250

TOTAL CALL OPTIONS ON FUTURES PURCHASED (Cost $94,616)		91,000

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006
	Outstanding
Put Options Purchased - 0.05%	Contracts	Value

NASDAQ 100 Index, 12/16/2006, Strike $1,400.00 (g)	45	$450
NASDAQ 100 Index, 12/16/2006, Strike $1,525.00 (g)	415	8,300

TOTAL PUT OPTIONS PURCHASED (Cost $31,432)		8,750

Put Options on Futures Purchased - 0.19%

S&P 500 Future, 12/15/2006, Strike $1,230.00 (f)	430	32,250
S&P 500 Future, 12/15/2006, Strike $1,300.00 (f)	34	3,825
S&P 500 Future, 12/15/2006, Strike $1,320.00 (f)	5	625

TOTAL PUT OPTIONS ON FUTURES PURCHASED (Cost $38,288)		36,700

TOTAL INVESTMENTS (Cost $16,200,396) - 88.08%		$16,456,203

Cash and other assets less liabilities - 11.92%	2,227,647

TOTAL NET ASSETS - 100.00%	$18,683,850

(a) American Depositary Receipt.
(b) Non-income producing.
(c) A portion of this security is pledged as collateral for call options written and/or securities sold short.
(d) Variable rate securities; the money market rate shown represents the rate at November 30, 2006.
(e) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(f) Each S&P 500 Future contract has a multiplier of 250 shares.
(g) Each NASDAQ 100 Index contract has a multiplier of 100 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006
	Number of	Underlying
	Long or (Short)	Face Amount at Market	Unrealized Appreciation
Long Futures Contracts	Contracts	Value	(Depreciation)

NASDAQ 100 Futures Contracts December 2006 (b)	2	358,950	$13,450
S&P 500 E-Mini Futures Contracts December 2006 (c)	185	12,977,750	42,387

Total Long Futures Contracts			$55,837

Short Futures Contracts

NASDAQ 100 E-Mini Futures Contracts December 2006 (a)	(15)	(538,425)	(2,025)
S&P 500 Futures Contracts December 2006 (d)	(34)	(11,924,650)	(52,450)

Total Short Futures Contracts			$(54,475)

(a) Each NASDAQ 100 E-Mini Future contract has a multiplier of 20 shares.
(b) Each NASDAQ 100 Future contract has a multiplier of 100 shares.
(c) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(d) Each S&P 500 Future contract has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006
	Number of	Shares Subject
Written Call Options / Expiration Date @ Exercise Price	Contracts	to Call	Value

iShares Dow Jones U.S. Real Estate Index, 01/20/2007, Strike $86.00 (a)	33	3,300	$5,610
iShares Dow Jones U.S. Real Estate Index, 12/16/2006, Strike $76.00 (a)	1	100	910
NASDAQ 100 Index, 01/20/2007, Strike $1,950.00 (a)	121	12,100	30,250
NASDAQ 100 Index, 01/20/2007, Strike $1,975.00 (a)	65	6,500	8,450
NASDAQ 100 Index, 01/20/2007, Strike $2,000.00 (a)	1	100	70
Utilities Select Sector SPDR, 12/16/2006, Strike $34.00 (a)	69	6,900	17,940

Total (Premiums Received $62,296)	290	29,000	$63,230

	Number of	Shares Subject
Written Call Options on Futures / Expiration Date @ Exercise Price	Contracts	to Call	Value

S&P 500 E-Mini Future, 01/19/2007, Strike $1,450.00 (b)	100	5,000	28,750
S&P 500 E-Mini Future, 01/19/2007, Strike $1,470.00 (b)	199	9,950	18,905
S&P 500 Future, 01/19/2007, Strike $1,425.00 (c)	8	2,000	29,800
S&P 500 Future, 01/19/2007, Strike $1,430.00 (c)	5	1,250	15,750
S&P 500 Future, 01/19/2007, Strike $1,450.00 (c)	5	1,250	7,125
S&P 500 Future, 01/19/2007, Strike $1,460.00 (c)	30	7,500	24,750
S&P 500 Future, 01/19/2007, Strike $1,475.00 (c)	45	11,250	15,750
S&P 500 Future, 01/19/2007, Strike $1,480.00 (c)	64	16,000	16,800

Total (Premiums Received $180,915)	456	54,200	$157,630

(a) Each contract has a multiplier of 100 shares.
(b) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(c) Each S&P 500 Future contract has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006
	Number of	Shares Subject
Written Put Options / Expiration Date @ Exercise Price	Contracts	to Put	Value

NASDAQ 100 Index, 01/20/2007, Strike $1,525.00 (a)	40	4,000	$5,600
NASDAQ 100 Index, 01/20/2007, Strike $1,550.00 (a)	34	3,400	6,460
NASDAQ 100 Index, 01/20/2007, Strike $1,575.00 (a)	33	3,300	7,755
NASDAQ 100 Index, 12/16/2006, Strike $1,675.00 (a)	15	1,500	1,950
NASDAQ 100 Index, 12/16/2006, Strike $1,700.00 (a)	17	1,700	3,655

Total (Premiums Received $31,423)	139	13,900	$25,420

	Number of	Shares Subject
Written Put Options on Futures / Expiration Date @ Exercise Price	Contracts	to Put	Value

S&P 500 E-Mini Future, 01/19/2007, Strike $1,250.00 (b)	340	17,000	17,000
S&P 500 E-Mini Future, 01/19/2007, Strike $1,260.00 (b)	250	12,500	15,000
S&P 500 E-Mini Future, 01/19/2007, Strike $1,275.00 (b)	270	13,500	20,250
S&P 500 E-Mini Future, 12/15/2006, Strike $1,300.00 (b)	169	8,450	3,802
S&P 500 E-Mini Future, 12/15/2006, Strike $1,320.00 (b)	100	5,000	2,500
S&P 500 Future, 01/19/2007, Strike $1,250.00 (c)	162	40,500	40,500
S&P 500 Future, 01/19/2007, Strike $1,300.00 (c)	28	7,000	15,750

Total (Premiums Received $228,789)	1,319	103,950	$114,802

(a) Each NASDAQ 100 Index contract has a multiplier of 100 shares.
(b) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(c) Each S&P 500 Future contract has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Option & Income Fund
Schedule of Investments - continued
November 30, 2006

Common Stock Sold Short	Shares	Value

Alpha Natural Resources, Inc.	1,127	$17,750
Angiotech Pharmaceuticals, Inc.	132	1,133
Avid Technology, Inc.	52	2,027
Brightpoint, Inc.	1,266	17,483
Cheniere Energy, Inc.	614	18,887
CompuCredit Corp.	50	1,883
Cubist Pharmaceuticals, Inc.	88	1,792
Expedia, Inc.	107	1,944
First Republic Bank	46	1,846
Foxhollow Technologies, Inc.	64	1,695
Fresh Del Monte Produce, Inc.	1,104	16,582
Investors Financial Services Corp.	420	16,703
Keryx Biopharmaceuticals, Inc.	117	1,615
Marchex, Inc. - Class B	92	1,259
Matsushita Electric Industrial Co., Ltd. ADR	866	16,835
Max Re Capital Ltd.	82	1,968
Mohawk Industries, Inc.	25	1,936
Molson Coors Brewing Co. - Class B	27	1,919
Navigant Consulting, Inc.	95	1,810
NOVA Chemicals Corp.	568	16,489
Odyssey HealthCare, Inc.	115	1,424
Omnicare, Inc.	35	1,389
Onyx Pharmaceuticals, Inc.	86	1,505
Overstock.com, Inc.	77	1,108
Pioneer Natural Resources Co.	415	18,073
Popular, Inc.	97	1,717
Renovis, Inc.	113	362
RightNow Technologies, Inc.	108	1,786
Sanderson Farms, Inc.	639	17,668
Signature Bank	604	19,425
Southwest Airlines Co.	123	1,932
Sprint Nextel Corp.	81	1,580
Talisman Energy, Inc.	1,060	17,829
Whirlpool Corp.	22	1,877
Witness Systems, Inc.	86	1,633
XM Satellite Radio Holdings, Inc. - Class A	99	1,430

Total (Proceeds Received $260,239)	10,702	$234,294

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Sector Opportunity Fund
Schedule of Investments
November 30, 2006

Common Stocks - 5.74%	Shares	Value

Air-Conditioning & Warm Air Heating Equipment & Commercial & Industrial
Refrigeration Equipment - 0.02%
AAON, Inc. (c)	98	$2,736

Biological Product - 0.40%
Amgen, Inc. (a)(c)	700	49,700

Computer Communications Equipment - 0.43%
Cisco Systems, Inc. (a)(c)	2,000	53,760

Converted Paper & Paperboard Products (No Containers/Boxes) - 0.03%
Northern Technologies International Corp. (a)(c)	427	3,523

Electric Services - 0.12%
CenterPoint Energy, Inc. (c)	902	14,748

Electric & Other Services Combined - 0.12%
Sierra Pacific Resources (a)(c)	903	14,827

Electronic Computers - 0.39%
Dell, Inc. (a)(c)	1,800	49,032

Fire, Marine & Casualty Insurance - 0.21%
The Chubb Corp. (c)	318	16,460
Markel Corp. (a)(c)	8	3,582
Unico American Corp. (a)(c)	270	2,997
Unitrin, Inc. (c)	55	2,690
		25,729

Hotels & Motels - 0.12%
Sonesta International Hotels Corp. - Class A (c)	767	14,615

Industrial Organic Chemicals - 0.14%
TOR Minerals International, Inc. (a)(c)	7,798	17,623

Instruments for Measuring & Testing of Electricity - 0.11%
Agilent Technologies, Inc. (a)(c)	425	13,532

In Vitro & In Vivo Diagnostic Substances - 0.02%
Trinity Biotech PLC (a)(b)(c)	313	2,839

Mobile Homes - 0.02%
Nobility Homes, Inc. (c)	99	2,708

Motor Vehicle Parts & Accessories - 0.10%
Visteon Corp. (a)(c)	1,619	13,017

Multi-Line Insurance - 0.11%
Assurant, Inc. (c)	260	14,289

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Sector Opportunity Fund
Schedule of Investments - continued
November 30, 2006

Common Stocks - 5.74% - continued	Shares	Value

National Commercial Banks - 0.27%
Comerica, Inc. (c)	47	$2,738
JPMorgan Chase & Co. (c)	285	13,190
Summit Financial Group, Inc. (c)	695	13,330
Texas United Bancshares, Inc. (c)	130	4,376
		33,634

Natural Gas Distribution - 0.03%
Energy West, Inc. (c)	270	3,113

Operative Builders - 0.07%
California Coastal Communities, Inc. (c)	433	8,959

Petroleum Refining - 0.37%
Exxon Mobile Corp. (c)	600	46,086

Pharmaceutical Preparations - 0.23%
American Oriental Bioengineering, Inc. (a)(c)	2,444	25,540
AstraZeneca PLC (b)(c)	49	2,837
		28,377

Radio & TV Broadcasting & Communications Equipment - 0.14%
Gilat Satellite Networks Ltd. (a)(c)	1,605	14,349
Wavecom S.A. (a)(b)(c)	215	3,025
		17,374

Real Estate Agents & Managers (For Others) - 0.03%
Silverleaf Resorts, Inc. (a)(c)	797	3,220

Retail - Drug Stores & Proprietary Stores - 0.12%
Rite Aid Corp. (a)(c)	3,075	14,606

Retail - Grocery Stores - 0.03%
Arden Group, Inc. - Class A (c)	29	3,770

Retail - Lumber & Other Building Materials Dealers - 0.78%
The Home Depot, Inc. (c)	1,300	49,361
Lowe's Companies, Inc. (c)	1,600	48,256
		97,617

Savings Institution, Federally Chartered - 0.13%
NASB Financial, Inc. (c)	79	3,333
Washington Mutual, Inc. (c)	304	13,279
		16,612

Security Brokers, Dealers & Flotation Companies - 0.14%
A.G. Edwards, Inc. (c)	51	2,950
Oppenheimer Holdings, Inc. - Class A (c)	436	15,011
		17,961

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Sector Opportunity Fund
Schedule of Investments - continued
November 30, 2006

Common Stocks - 5.74% - continued	Shares	Value

Semiconductors & Related Devices - 0.01%
Verigy, Ltd. (a)(c)	52	$928

Services - Business Services - 0.54%
eBay, Inc. (a)(c)	1,500	48,525
Rewards Network, Inc. (a)(c)	3,259	18,250
		66,775

Services - Computer Integrated Systems Design - 0.04%
Imergent, Inc. (a)(c)	226	5,196

Services - Educational Services - 0.13%
Scientific Learning Corp. (a)(c)	2,911	16,156

Services - Prepackaged Software - 0.02%
Network Engines, Inc. (a)(c)	1,134	2,665

State Commercial Banks - 0.02%
Royal Bancshares of Pennsylvania, Inc. - Class A (c)	113	2,803

Surety Insurance - 0.11%
NYMAGIC, Inc. (c)	400	13,588

Telephone Communications (No Radiotelephone) - 0.16%
BellSouth Corp. (c)	79	3,523
CenturyTel, Inc. (c)	331	14,084
Citizens Communications Co. (c)	203	2,876
		20,483

Title Insurance - 0.03%
Investors Title Co.	62	3,210

TOTAL COMMON STOCK (Cost $655,677)		715,811

Real Estate Investment Trusts - 0.10%

American Home Mortgage Investment Corp. (c)	77	2,723
Cousins Properties, Inc. (c)	85	3,088
Crescent Real Estate Equities Co. (c)	135	2,900
Essex Property Trust, Inc. (c)	25	3,301

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,655)		12,012

Exchange-Traded Funds - 20.46%

Consumer Staples Select Sector SPDR Fund	4,858	124,413
iShares COMEX Gold Trust (a)(c)	1,500	96,630
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund (c)	1,000	51,740
iShares Dow Jones U.S. Pharmaceuticals Index Fund	2,340	124,394
iShares Dow Jones U.S. Real Estate Index Fund (c)	2,500	214,875

iShares Dow Jones U.S. Regional Banks Index Fund (c)	2,489	125,222
iShares Dow Jones U.S. Telecommunications Sector Index Fund	4,347	123,977
iShares Dow Jones U.S. Total Market Index Fund	1,822	124,406
iShares MSCI EAFE Index Fund (c)	3,085	223,508
iShares MSCI Emerging Markets Index Fund (c)	1,100	120,780
iShares MSCI Japan Index Fund	9,002	124,318
iShares MSCI Pacific ex-Japan Index Fund	800	100,024
iShares Russell 2000 Index Fund (c)	3,300	257,631
iShares S&P 100 Index Fund (c)	3,704	241,945
iShares S&P Latin America 40 Index Fund	615	100,300
NASDAQ 100 Trust Series 1	2,814	123,929
United States Oil Fund L.P.	5,000	272,900

TOTAL EXCHANGE-TRADED FUNDS (Cost $2,522,556)		2,550,992

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Sector Opportunity Fund
Schedule of Investments - continued
November 30, 2006

	Principal
U.S. Treasury Bills - 53.17%	Value	Value

U.S. Treasury Bill, 0.00%, 01/11/2007 (c)	$2,000,000	$1,988,518
U.S. Treasury Bill, 0.00%, 01/25/2007 (c)	4,676,000	4,640,966

TOTAL U.S. TREASURY BILLS (Cost $6,629,484)		6,629,484

Money Market - 7.44%	Shares

Fidelity Institutional Money Market Portfolio, 5.17% (d)	927,665	927,665

TOTAL MONEY MARKET (Cost $927,665)		927,665

	Outstanding
Call Options on Futures Purchased - 0.78%	Contracts

S&P 500 E-Mini Future, 01/19/2007, Strike $1,425.00 (e)	45	33,750
S&P 500 E-Mini Future, 01/19/2007, Strike $1,430.00 (e)	25	15,625
S&P 500 E-Mini Future, 01/19/2007, Strike $1,475.00 (e)	200	14,000
S&P 500 E-Mini Future, 01/19/2007, Strike $1,480.00 (e)	40	2,100
S&P 500 Future, 01/19/2007, Strike $1,470.00 (f)	67	31,825
S&P 500 Future, 12/15/2006, Strike $1,500.00 (f)	62	-
S&P 500 Future, 12/15/2006, Strike $1,510.00 (f)	25	-

TOTAL CALL OPTIONS ON FUTURES PURCHASED (Cost $108,778)		97,300

Put Options Purchased - 0.05%

NASDAQ 100 Index, 12/16/2006, Strike $1,525.00 (g)	304	6,080

TOTAL PUT OPTIONS PURCHASED (Cost $15,168)		6,080

Put Options on Futures Purchased - 0.27%

S&P 500 Future, 12/15/2006, Strike $1,230.00 (f)	400	30,000
S&P 500 Future, 12/15/2006, Strike $1,300.00 (f)	34	3,825
S&P 500 Future, 12/15/2006, Strike $1,320.00 (f)	5	625

TOTAL PUT OPTIONS ON FUTURES PURCHASED (Cost $36,038)		34,450

TOTAL INVESTMENTS (Cost $10,906,021) - 88.01%		$ 10,973,794

Cash and other assets less liabilities - 11.99%		1,495,686

TOTAL NET ASSETS - 100.00%		$ 12,469,480

(a) Non-income producing.
(b) American Depositary Receipt.
(c) A portion of this security is pledged as collateral for call options written.
(d) Variable rate securities; the money market rate shown represents the rate at November 30, 2006.
(e) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(f) Each S&P 500 Future contract has a multiplier of 250 shares.
(g) Each NASDAQ 100 Index contract has a multiplier of 100 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Sector Opportunity Fund
Schedule of Investments - continued
November 30, 2006
	Number of	Underlying Face	Unrealized
	Long or (Short)	Amount at	Appreciation
Long Futures Contracts	Contracts	Market Value	(Depreciation)

S&P 500 E-Mini Futures Contracts December 2006 (b)	65	$4,559,425	$12,300

Total Long Futures Contracts			$12,300

Short Futures Contracts

NASDAQ 100 E-Mini Futures Contracts December 2006 (a)	(5)	(179,475)	(2,175)
S&P 500 Futures Contracts December 2006 (c)	(11)	(3,857,975)	(28,825)

Total Short Futures Contracts			$(31,000)

(a) Each NASDAQ 100 E-Mini Future contract has a multiplier of 20 shares.
(b) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(c) Each S&P 500 Future contract has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Sector Opportunity Fund
Schedule of Investments - continued
November 30, 2006

Written Call Options / Expiration Date @ Exercise Price	Number of Contracts	Shares Subject to Call	Value

Amgen, Inc., 01/20/2007, Strike $72.50 (a)	7	700	$980
Cisco Systems, Inc., 01/20/2007, Strike $20.00 (a)	20	2,000	14,200
Dell, Inc., 01/20/2007, Strike $27.50 (a)	18	1,800	1,800
eBay, Inc., 01/20/2007, Strike $35.00 (a)	15	1,500	975
Exxon Mobile Corp., 01/20/2007, Strike $80.00 (a)	6	600	708
Home Depot, Inc., 01/20/2007, Strike $37.50 (a)	13	1,300	2,275
iShares Dow Jones U.S. Real Estate Index Fund, 01/20/2007, Strike $86.00 (a)	17	1,700	2,890
Lowe's Co., 01/20/2007, Strike $30.00 (a)	16	1,600	1,920
NASDAQ 100, 01/20/2007, Strike $1,950.00 (a)	102	10,200	25,500
NASDAQ 100, 01/20/2007, Strike $1,975.00 (a)	66	6,600	8,580
Utilities Select Sector SPDR, 12/16/2006, Strike $34.00 (a)	1	100	260

Total (Premiums Received $67,809)	281	28,100	$60,088

Written Call Options on Futures / Expiration Date @ Exercise Price	Number of Contracts	Shares Subject to Call	Value

S&P 500 E-Mini Future, 01/19/2007, Strike $1,450.00 (b)	100	5,000	28,750
S&P 500 E-Mini Future, 01/19/2007, Strike $1,470.00 (b)	334	16,700	31,730
S&P 500 Future, 01/19/2007, Strike $1,475.00 (c)	40	10,000	14,000
S&P 500 Future, 01/19/2007, Strike $1,425.00 (c)	9	2,250	33,525
S&P 500 Future, 01/19/2007, Strike $1,430.00 (c)	5	1,250	15,750
S&P 500 Future, 01/19/2007, Strike $1,450.00 (c)	10	2,500	14,250
S&P 500 Future, 01/19/2007, Strike $1,460.00 (c)	25	6,250	20,625
S&P 500 Future, 01/19/2007, Strike $1,480.00 (c)	8	2,000	2,100

Total (Premiums Received $172,928)	531	45,950	$160,730

(a) Each contract has a multiplier of 100 shares.
(b) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(c) Each S&P 500 Future contract has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Sector Opportunity Fund
Schedule of Investments - continued
November 30, 2006

Written Put Options / Expiration Date @ Exercise Price	Number of Contracts	Shares Subject to Put	Value

NASDAQ 100 Index, 01/20/2007, Strike $1,425.00 (a)	1	100	$35
NASDAQ 100 Index, 12/16/2006, Strike $1,675.00 (a)	15	1,500	1,950
NASDAQ 100 Index, 01/20/2007, Strike $1,525.00 (a)	40	4,000	5,600
NASDAQ 100 Index, 01/20/2007, Strike $1,550.00 (a)	33	3,300	6,270
NASDAQ 100 Index, 01/20/2007, Strike $1,475.00 (a)	1	100	85
NASDAQ 100 Index, 01/20/2007, Strike $1,575.00 (a)	33	3,300	7,755
NASDAQ 100 Index, 12/16/2006, Strike $1,700.00 (a)	17	1,700	3,655

Total (Premiums Received $31,343)	140	14,000	$25,350

Written Put Options on Futures / Expiration Date @ Exercise Price	Number of Contracts	Shares Subject to Put	Value

S&P 500 E-Mini Future, 01/19/2007, Strike $1,250.00 (b)	342	17,100	17,100
S&P 500 E-Mini Future, 01/19/2007, Strike $1,260.00 (b)	255	12,750	15,300
S&P 500 E-Mini Future, 01/19/2007, Strike $1,275.00 (b)	270	13,500	20,250
S&P 500 E-Mini Future, 12/15/2006, Strike $1,300.00 (b)	171	8,550	3,848
S&P 500 E-Mini Future, 12/15/2006, Strike $1,320.00 (b)	100	5,000	2,500
S&P 500 Future, 01/19/2007, Strike, $1,250.00 (c)	156	39,000	39,000
S&P 500 Future, 01/19/2007, Strike, $1,300.00 (c)	28	7,000	15,750

Total (Premiums Received $226,480)	1,322	102,900	$113,748

(a) Each NASDAQ 100 Index contract has a multiplier of 100 shares.
(b) Each S&P 500 E-Mini Future contract has a multiplier of 50 shares.
(c) Each S&P 500 Future contract has a multiplier of 250 shares.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
GERONIMO Sector Opportunity Fund
Schedule of Investments - continued
November 30, 2006

Common Stock Sold Short	Shares	Value

Foundation Coal Holdings, Inc.	261	$ 9,686

Total (Proceeds Received $9,397)	261	$ 9,686

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
Statements of Assets and Liabilities
November 30, 2006
	GERONIMO	GERONIMO	GERONIMO
	Multi-Strategy	Option & Income	Sector Opportunity
	Fund	Fund	Fund

Assets:
Investments in securities
At cost	$13,673,334	$16,200,396	$10,906,021
At value	$13,684,727	$16,456,203	$10,973,794

Cash	355,000	3,921,176	2,919,574
Cash held at broker	8,957,106	142,374	212,984
Receivable for net variation margin on futures contracts	-	1,362	-
Interest receivable from broker	6,042	4,354	4,869
Receivable for investments sold	310,418	7,310	725,826
Receivable for fund shares sold	-	77,600	15,000
Interest receivable	519	1,093	931
Dividends receivable	539	7,257	3,600
Receivable due from Advisor	-	-	7,768
Receivable for open swap agreements	1,558,313
Prepaid expenses	9,160	9,313	9,093
Total assets	24,881,824	20,628,042	14,873,439

Liabilities:
Written Options (Premiums Received of $85,128, $93,719, and $99,152, respectively)	64,215	88,650	85,438
Written Options on Futures Contracts (Premiums Received of $504,465, $409,704,
and $399,408, respectively)	350,890	272,432	274,478
Securities sold short (Proceeds Received of $245,753, $260,239, and $9,397, respectively)	200,000	234,294	9,686
Payable for investments purchased	4,611,951	1,293,236	1,968,510
Payable for net variation margin on futures contracts	12,675	-	18,700
Dividends payable on securities sold short	2,247	3,171	448
12b-1 payable to Advisor	2,075	2,155	2,187
Payable to Administrator	14,268	13,792	13,982
Other Payables to Advisor	7,560	3,445	-
Payable to trustees and officers	878	878	878
Other accrued expenses	29,480	32,139	29,652
Total liabilities	5,296,239	1,944,192	2,403,959

Net Assets:	$19,585,585	$18,683,850	$12,469,480

Net Assets consist of:
Paid in capital	19,375,512	18,525,944	12,387,224
Accumulated undistributed net investment income	205,524	64,818	40,807
Accumulated net realized (loss) from investments transactions	(277,723)	(332,367)	(145,979)
Net unrealized appreciation (depreciation) on:
Investment Securities	48,967	261,011	80,839
Options Written	20,913	5,069	13,714
Securities Sold Short	45,753	25,945	(289)
Futures Contracts & Options on Futures Contracts	103,326	133,430	93,164
Swap agreements	63,313	-	-

Net Assets:	$19,585,585	$18,683,850	$12,469,480

(a) See Note 2 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
Statements of Assets and Liabilities - continued
November 30, 2006
	GERONIMO Multi-Strategy	GERONIMO Option &	GERONIMO Sector Opportunity
	Fund	Income Fund	Fund

Class C:
Net Assets	$137,077	$68,848	$165,151

Shares outstanding (unlimited number of shares authorized)	13,340	6,486	15,787

Net asset value and offering price per share	$10.28	$10.61	$10.46

Redemption price per share*	$10.07	$10.40	$1025

Class I:
Net Assets	$19,448,508	$18,615,002	$12,304,329

Shares outstanding (unlimited number of shares authorized)	1,878,336	1,743,812	1,173,436

Net asset value, offering and redemption price per share	$10.35	$10.67	$10.49

* The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days of purchase.
($10.28 * 98% for the Multi-Strategy Fund, $10.61 * 98% for the Option & Income Fund and $10.46 * 98% for the Sector Opportunity Fund)
Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
Statements of Operations
For the period ended November 30, 2006 (a)
	GERONIMO	GERONIMO	GERONIMO
	Multi-Strategy	Option & Income	Sector Opportunity
	Fund	Fund	Fund

Investment Income
Interest income	$474,013	$268,217	$188,273
Dividend income (b)	16,416	40,295	13,700
Total Income	490,429	308,512	201,973

Expenses
Investment advisor fee (c)	159,762	81,205	58,220
12b-1 expenses, Class C	2,075	2,155	2,187
Legal expenses	79,269	16,926	18,091
Administration expenses	74,911	74,869	75,039
Registration expenses - Class C	2,032	2,347	2,597
Registration expenses - Class I	30,276	29,780	29,305
Auditing expenses	17,000	17,000	17,000
Dividend expense on securities sold short	10,201	5,520	1,162
Transfer agent out-of-pocket expenses	8,378	8,473	7,870
Custodian expenses	7,778	9,915	8,669
Pricing expenses	6,976	8,595	7,754
Trustee expenses	5,386	5,386	5,386
CCO expense	4,459	4,459	4,459
24f-2 expenses	1,725	1,630	1,105
Miscellaneous expenses	746	746	746
Printing expenses	481	253	270
Interest expense	44	35	328
Total Expenses	411,499	269,294	240,188
Expenses waived and reimbursed by advisor (c)	(142,258)	(130,460)	(142,390)
Total operating expenses	269,241	138,834	97,798
Net Investment Income (Loss)	221,188	169,678	104,175

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(298,541)	(98,227)	(73,114)
Written options transactions	152,197	9,677	(55,078)
Short sale transactions	(31,993)	(212,944)	(76,993)
Futures contracts and options on futures contracts	5,325	(31,237)	59,206
Swap agreements	(104,711)
Capital Gain Dividends on Securities	-	364	-
Change in unrealized appreciation (depreciation) on:
Investment Securities	48,967	261,011	80,839
Options Written	20,913	5,069	13,714
Securities sold short	45,753	25,945	(289)
Futures contracts and options on futures contracts	103,326	133,430	93,164
Swap agreements	63,313	-	-
Net realized and unrealized gain on investment securities	4,549	93,088	41,449
Net increase in net assets resulting from operations	$225,737	$262,766	$145,624

(a) For the period December 29, 2005 (the date the Funds commenced operations) through November 30, 2006.
(b) See Note 2 in the Notes to the Financial Statements.
(c) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
Statements of Changes in Net Assets

	GERONIMO	GERONIMO	GERONIMO
	Multi-Strategy	Option & Income	Sector Opportunity
	Fund	Fund	Fund

	Period Ended November 30, 2006 (a)
Increase (Decrease) in Net Assets due to: Operations:

Net investment income (loss)	$221,188	$169,678	$104,175
Net realized gain (loss) on:
Investment securities	(298,541)	(98,227)	(73,114)
Written options transactions	152,197	9,677	(55,078)
Short sale transactions	(31,993)	(212,944)	(76,993)
Futures contracts and options on futures contracts	5,325	(31,237)	59,206
Swap agreements	(104,711)
Capital Gain Dividends on Securities	-	364	-
Change in unrealized appreciation (depreciation):
Investment Securities	48,967	261,011	80,839
Options Written	20,913	5,069	13,714
Securities sold short	45,753	25,945	(289)
Futures contracts and options on futures contracts	103,326	133,430	93,164
Swap agreements	63,313	-	-
Net increase in net assets resulting from operations	225,737	262,766	145,624

Distributions:
From net investment income
Class C	(3)	(369)	(3)
Class I	(15,661)	(104,491)	(63,365)
Total distributions	(15,664)	(104,860)	(63,368)

Capital Share Transactions:
Proceeds from shares sold
Class C	519,441	460,350	558,082
Class I	19,639,969	19,621,922	12,434,598
Reinvestment of distributions
Class C	3	369	3
Class I	5,844	88,720	54,578
Amount paid for shares repurchased
Class C	(394,264)	(415,490)	(410,449)
Class I	(395,481)	(1,229,927)	(249,588)
Net increase in net assets resulting
from share transactions	19,375,512	18,525,944	12,387,224
Total Increase in Net Assets	19,585,585	18,683,850	12,469,480

Net Assets:
Beginning of period	-	-	-

End of period	$19,585,585	$18,683,850	$12,469,480

Accumulated undistributed net
investment income included
in net assets at end of period	$205,524	$64,818	$40,807

(a) For the period December 29, 2005 (the date the Funds commenced operations) through November 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
Statements of Changes in Net Assets - continued

	GERONIMO	GERONIMO	GERONIMO
	Multi-Strategy	Option & Income	Sector Opportunity
	Fund	Fund	Fund

	Period Ended November 30, 2006 (a)
Capital Share Transactions - C Shares
Shares sold	52,043	46,122	55,449
Shares issued in reinvestment of distributions (b)	0	35	0
Shares repurchased	(38,703)	(39,671)	(39,662)

Net increase from capital share transactions	13,340	6,486	15,787

Capital Share Transactions - I Shares
Shares sold	1,916,086	1,850,741	1,192,134
Shares issued in reinvestment of distributions	569	8,383	5,225
Shares repurchased	(38,319)	(115,312)	(23,923)

Net increase from capital share transactions	1,878,336	1,743,812	1,173,436

(a) For the period December 29, 2005 (the date the Funds commenced operations) through November 30, 2006.
(b) Shares issued in reinvestment of distributions were less than 0.5 shares

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
Financial Highlights
(For a share outstanding during the period)

	GERONIMO		GERONIMO	GERONIMO
	Multi-Strategy		Option & Income	Sector Opportunity
	Fund - Class C		Fund - Class C	Fund - Class C

	Period Ended November 30, 2006 (a)

Selected Per Share Data
Net asset value, beginning of period	$10.00		$10.00	$10.00
Income (loss) from investment operations
Net investment income (loss)	0.10		0.51	0.16
Net realized and unrealized gain	0.18	(b)	0.16	0.30	(b)
Total from investment operations	0.28		0.67	0.46
Less distributions to Shareholders:
From net investment income (c)	-	(c)	(0.06)	-	(c)
Total distributions	-		(0.06)	-

Net asset value, end of period	$10.28		$10.61	$10.46

Total Return (d) (e)	2.80%		6.74%	4.60%

Ratios and Supplemental Data
Net assets, end of period (000)	$137		$69	$165
Ratio of expenses to average net assets (f)(g)	3.07%		3.08%	3.03%
Ratio of expenses to average net assets
before waiver & reimbursement (f)(g)	4.84%		5.59%	6.46%
Ratio of net investment income (loss) to
average net assets (f)(g)	0.65%		1.51%	1.17%
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement (f)(g)	(1.12)%		(1.00)%	(2.26)%
Portfolio turnover rate	272.15%		170.44%	362.72%

(a) For the period December 29, 2005 (the date the Funds commenced operations) through November 30, 2006.

(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions in the period.

(c) Distribution from net investment income resulted in less than $0.005 per share.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.
(f) Annualized.
(g) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds
Financial Highlights
(For a share outstanding during the period)

	GERONIMO		GERONIMO	GERONIMO
	Multi-Strategy		Option & Income	Sector Opportunity
	Fund - Class I		Fund - Class I	Fund - Class I

	Period Ended November 30, 2006 (a)

Selected Per Share Data
Net asset value, beginning of period	$9.78		$9.78	$9.78
Income from investment operations
Net investment income	0.12		0.15	0.12
Net realized and unrealized gain	0.46	(b)	0.85	0.68	(b)
Total from investment operations	0.58		1.00	0.80
Less distributions to Shareholders:
From net investment income	(0.01)		(0.11)	(0.09)
Total distributions	(0.01)		(0.11)	(0.09)

Net asset value, end of period	$10.35		$10.67	$10.49

Total Return (c) (d)	5.82%		10.02%	8.02%

Ratios and Supplemental Data
Net assets, end of period (000)	$19,449		$18,615	$12,304
Ratio of expenses to average net assets (e)(f)	2.08%		2.08%	2.03%
Ratio of expenses to average net assets
before waiver & reimbursement (e)(f)	3.17%		4.05%	5.04%
Ratio of net investment income (loss) to
average net assets (e)(f)	1.73%		2.62%	2.27%
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement (e)(f)	0.64%		0.65%	(0.74)%
Portfolio turnover rate	272.15%		170.44%	362.72%

(a)	For the period January 10, 2006 (the date Class I Shares were first offered to the public) through November 30, 2006.

(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions in the period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.
(e) Annualized.
(f) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

*See accompanying notes which are an integral part of these financial statements.

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006

NOTE 1.	ORGANIZATION

GERONIMO Multi-Strategy Fund (“Multi-Strategy Fund”), GERONIMO Option & Income Fund (“Option & Income Fund”), and GERONIMO Sector Opportunity Fund (“Sector Opportunity Fund”) (each a “Fund” and, collectively the “Funds”) were organized as series of Unified Series Trust (the “Trust”). The Option & Income Fund and the Sector Opportunity Fund are diversified funds, while the Multi-Strategy Fund is non-diversified. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of each separate series. The investment objective of each Fund is to provide returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets. The investment advisor to each Fund is GERONIMO Financial Asset Management, LLC (the “Advisor”). The Funds each offer two classes of shares: Class C shares (subject to a maximum redemption fee of 2.00% of net asset value if redeemed within 60 calendar days of purchase and a distribution and service fee of up to 1.00% per annum of average daily net assets allocable to Class C shares) were first offered to the public on December 29, 2005 and Class I shares were first offered to the public on January 10, 2006. Class C and Class I shares of a Fund represent identical interests in the Fund’s investment portfolio and have the same rights, except that (i) Class C shares may bear the expenses of higher distribution and service fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class I shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (iv) each class has different exchange privileges.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic an political developments in a country or region.

On a daily basis, Index Derivatives (including swaps) held by the Multi-Strategy Fund will be valued at fair value by the Advisor, based on a pricing model established by the Advisor, according to policies and procedures adopted by the Board of Trustees. There can be no assurance that a fair valuation of an Index Derivative used by the Multi-Strategy Fund on any given day will accurately reflect the market value of the Index Derivative, calculated based on the closing market prices of the underlying HFRX Strategies as reported by Hedge Fund Research, Inc. (“HFR”). The HFRX Strategies are comprised of separate accounts managed by numerous hedge fund mangers selected by HFR. The Advisor will be responsible for monitoring market events that could have a significant impact on the price of any portfolio security, including any Index Derivative held by the Multi-Strategy Fund.

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair Value Measuring - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Option writing - When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales – A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Futures Contracts – A Fund may enter into futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. At November 30, 2006, restricted cash, held in connection with futures contracts, amounted to $515,345, $415,692, and $425,567 for the Multi-Strategy, Option & Income, and Sector Opportunity Fund, respectively, and is included in cash held at the broker. Also included in the amounts reported on the Statement of Assets and Liabilities is activity for short sales, options written, and options on futures contracts. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swaps – The Funds may enter into total return swap agreements, which are over-the-counter contracts, in which one party agrees to make periodic payments based on the change in market value of a specified hedge fund, specified equity security, basket of equity securities, equity index, commodity index, or US Dollar index, in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities, equity index, commodity index, or US Dollar index. Swap agreements are used to obtain exposure to a specified HFRX Strategy or Strategies, equity or market without owning or taking physical custody of securities.

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Upfront payments made by the Fund are recorded as an asset on the Fund’s books, any subsequent payments received or made are recorded as realized gain or loss.

A small investment in swaps or other derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. Risks may arise from unanticipated movements in interest rates or in the price of the underlying assets and/or the failure of the counterparty of the swap agreement to comply with the terms of the contract.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes – In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. There were no such reclassifications for the period ended November 30, 2006.

Other – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses are allocated to each class based on the net assets of that class in relation to the net assets of the fund (“relative net assets method”).

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Advisor for each Fund (collectively, the “Management Agreements”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, during the initial 12 months of operations, each Fund will pay the Advisor a fixed management fee of 1.25% of the Fund’s average daily net assets. After this 12-month period, the Advisor will receive a variable performance-based management fee or “fulcrum fee.” This fee will comprise of an annual base rate of 1.25% of the Fund’s average daily net assets, subject to a performance adjustment. The performance adjustment either increases or decreases the advisory fee, depending on how the Fund performs relative to the Merrill Lynch 3-Month Treasury Bill Index over the relevant performance period. For the period December 29, 2005 (commencement of Fund operations) through November 30, 2006, the Advisor earned fees of $159,762, $81,205, and $58,220 for the Multi-Strategy Fund, Option & Income Fund, and Sector Opportunity Fund, respectively, before the wavier/reimbursements discussed below. The Advisor contractually has agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, excluding investment advisory/fulcrum fees, brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses do not exceed 0.75% of the average daily net assets of the Fund’s Class C shares and Class I shares, respectively, for each Fund through November 30, 2008. Any waiver or reimbursement by the Advisor is subject to repayment by a Fund in the three fiscal years following the fiscal year in which the expense is incurred; provided that a Fund is able to make the repayment without exceeding the 0.75% limitation for each class. For the period December 29, 2005 (commencement of Class C Shares operations) through November 30, 2006, the Advisor waived management fees and reimbursed expenses of $142,258, $130,460, and $142,390 for the Multi-Strategy Fund, Option & Income Fund, and Sector Opportunity Fund, respectively. As of November 30, 2006 the Multi-Strategy Fund and Option & Income owed $7,560 and $3,445 to the Advisor, respectively. As of November 30, 2006, the Advisor owed $7,768 to the Sector Opportunity Fund. The waived fees related to operating expenses subject to recovery, at November 30, 2006, were as follows:

Fund	Amount	To be repaid by November 30,
Multi-Strategy Fund	$142,258	2009
Option & Income Fund	$130,460	2009
Sector Opportunity Fund	$142,390	2009

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the period December 29, 2005 (commencement of Class C Shares operations) through November 30, 2006, Unified received fees of $74,911, $74,869, and $75,039 for administrative services provided to the Multi-Strategy Fund, Option & Income Fund, and Sector Opportunity Fund, respectively. As of November 30, 2006, Unified was owed $14,268, $13,792, and $13,982 by the Multi-Strategy Fund, Option & Income Fund, and Sector Opportunity Fund, respectively. The officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of shares of the Funds. Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class C shares. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 1.00% of the average daily net assets of the Fund’s Class C shares in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Fund’s plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the period beginning December 29, 2005 (commencement of operations) through November 30, 2006, the Advisor was entitled to fees of $2,075, $2,155, and $2,187 for the Multi-Strategy Fund, Option & Income Fund, and Sector Opportunity Fund, respectively. As of November 30, 2006, the Advisor was owed $2,075, $2,155, and $2,187 in 12b-1 fees for the Multi-Strategy Fund, Option & Income Fund, and Sector Opportunity Fund, respectively. An officer of the Trust is an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Wedge Securities LLC, a registered broker-dealer, is a wholly-owned subsidiary of Geronimo Holding, Inc., the parent company of the Advisor. The Funds’ Board of Trustees have determined that any portfolio transaction for any of the Funds may be effected through Wedge Securities LLC, if, in the Advisor’s judgment, the use of Wedge Securities LLC is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Wedge Securities LLC charges the Funds a commission rate consistent with those charged by Wedge Securities LLC to comparable unaffiliated customers in similar transactions. For the year ended November 30, 2006, Wedge Securities LLC received commissions on security transactions of $283,456 for the Multi-Strategy Fund, $168,333 for the Option & Income Fund, and $171,746 for the Sector Opportunity Fund.

NOTE 4.	INVESTMENTS TRANSACTIONS

For the period ended November 30, 2006, purchases and sales of investment securities, other than short-term investments and call options written were as follows:

At November 30, 2006, the net unrealized depreciation of investments for tax purposes, excluding futures contracts, options on futures contracts, premiums received for options written, securities sold short and swap agreements, was as follows:

At November 30, 2006, the aggregate cost of securities for federal income tax purposes, excluding futures contracts, options on futures contracts, premiums received for options written, securities sold short, and swap agreements were $13,475,075, $16,067,491, and $10,761,205 for the Multi-Strategy Fund, Option & Income Fund, and Sector Opportunity Fund, respectively.

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 5.	OPTIONS WRITTEN

Multi-Strategy Fund. Transactions in written options during the period December 29, 2005 (commencement of operations) through November 30, 2006 were as follows:

Option & Income Fund. Transactions in written options during the period December 29, 2005 (commencement of operations) through November 30, 2006 were as follows:

Sector Opportunity Fund. Transactions in written options during the period December 29, 2005 (commencement of operations) through November 30, 2006 were as follows:

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 6.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2006, the following held (for the benefit of others) more than 25% of the indicated class of the respective Funds:

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

Multi-Strategy Fund.

On December 30, 2005, the Multi-Strategy Fund paid an income distribution of $0.000158 per share to Class C shareholders of record on December 29, 2005. On March 31, 2006, the Multi-Strategy Fund paid an income distribution of $0.0122 per share to Class I shareholders of record on March 30, 2006.

The tax characterization of distributions for the period ended November 30, 2006 was as follows:

In December 2006, the Multi-Strategy Fund paid long and short capital gain distributions totaling $0.1067 per share to Class C and Class I shareholders.

As of November 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of November 30, 2006, the difference between book basis and tax basis unrealized appreciation is attributable to the mark-to-market of futures contracts and options on futures contracts, in the amount of $103,326 and swap agreements in the amount of $63,313.

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS – continued

Option & Income Fund.

The Option & Income Fund paid income distributions totaling $0.064058 per share to Class C shareholders during the period. The Option & Income Fund paid income distributions totaling $0.1102 per share to Class I shareholders during the period.

The tax characterization of distributions for the period ended November 30, 2006 was as follows:

In December 2006, the Option & Income Fund paid long and short capital gain dividends totaling $0.0908 per share to Class C and Class I shareholders and an income distribution of $0.1864 per share and $0.122 per share to Class C shareholders and Class I shareholders, respectively.

As of November 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of November 30, 2006, the difference between book basis and tax basis unrealized appreciation is attributable to the mark-to-market of futures contracts and options on futures contracts in the amount of $133,430.

Sector Opportunity Fund.

On December 30, 2005, the Sector Opportunity Fund paid an income distribution of $0.000158 per share to Class C shareholders of record on December 29, 2005. The Sector Opportunity Fund paid income distributions totaling $0.0913 per share to Class I shareholders during the period.

The tax characterization of distributions for the period ended November 30, 2006 was as follows:

In December 2006, the Sector Opportunity Fund paid long and short term distributions totaling $0.1377 per share to Class C and Class I shareholders and an income distribution of $0.0258 per share and $0.0658 per share to Class C shareholders and Class I shareholders, respectively.

GERONIMO Funds

Notes to the Financial Statements

November 30, 2006 – continued

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS – continued

As of November 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of November 30, 2006, the difference between book basis and tax basis unrealized appreciation is attributable to the mark-to-market on futures contracts and options on futures contracts in the amount of $93,164.

NOTE 9. FEDERAL INCOME TAXES

At November 30, 2006, the Multi-Strategy, Option & Income, and Sector Opportunity Funds had available for federal tax purposes unused capital loss carryforwards of $69,686, $198,937, and $52,815, respectively, expiring in 2014, which are available for offset against future taxable net capital gains. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. SUBSEQUENT EVENT

On November 2, 2006, Huntington Bancshares, Inc. (“Huntington”) announced it had signed a definitive agreement to acquire Unified and the Distributor (the “Acquisition”). Huntington is the parent of Huntington National Bank, the Fund’s custodian, and as of the closing of the Acquisition on December 31, 2006, Huntington is also the ultimate parent of Unified and the Distributor. No trustee or officer of the Trust has an ownership interest in Huntington.

To The Shareholders and Board of Trustees

GERONIMO Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GERONIMO Funds (the “Funds”), comprising GERONIMO Multi-Strategy Fund, GERONIMO Sector Opportunity Fund, and GERONIMO Option & Income Fund, each a series of the Unified Series Trust, as of November 30, 2006, the related statements of operations and changes in net assets for the period December 29, 2005 (commencement of operations) through November 30, 2006 and the financial highlights for the period ended November 30, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting the GERONIMO Funds, each a series of the Unified Series Trust, as of November 30, 2006, and the results of their operations, the changes in their net assets, and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

February 9, 2007

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Effective January 1, 2007, Mr. Tritschler is an Independent Trustee.  Prior to January 1, 2007, he was considered an Interested Trustee, due to his ownership interest in the previous parent company of the Trust’s administrator and distributor.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 653-7417 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT APPROVAL (Unaudited)

Each of the Management Agreements was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at meetings held on May 25 and October 17, 2005.  In determining whether to approve the Agreements, the Board requested and reviewed materials furnished by the Advisor in advance of the meetings, including current financial statements and Form ADV Part II for the Advisor, and an investment questionnaire describing its investment policies and procedures.  The Trustees reviewed a description of the Advisor’s business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and proxy voting; and the Advisor represented to the Board that there were no pending material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel.  The Advisor also represented to the Board that it had in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws. In considering the Agreements, the Trustees primarily considered the following factors: (i) the fairness of the proposed investment advisory/fulcrum fee, (ii) whether the Merrill Lynch 3-Month Treasury Bill Index (“Treasury Index”) is an appropriate index against which each Fund’s performance should be compared, and (iii) the appropriateness of the period over which the performance is to be compared.  With respect to the fairness of the investment advisory/fulcrum fee, the Trustees noted that the proposed fulcrum fee arrangement requires proportionate increases and decreases for positive and negative performance variances against the Treasury Index. The Trustees also noted that the fee only increases if a Fund’s performance increases.  If a Fund underperforms, the Trustees noted that the Advisor’s fee would decrease proportionately. While the Trustees expressed concern that the Advisor’s proposed investment advisory/fulcrum fee under the arrangement may be higher than the management fee charged by other mutual funds, they noted that the Advisor has special expertise in derivative and hedging transactions and that the implementation of the Advisor’s unique, proprietary absolute return investment process is more time intensive and requires more experience than typically is required of mutual fund portfolio managers.

In addition, the Trustees negotiated an agreement with the Advisor pursuant to which the Advisor contractually agreed to cap each Fund’s expenses through November 30, 2008 to the extent necessary to maintain each Fund’s total annual operating expenses, excluding investment advisory/fulcrum fees, brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and extraordinary expenses at 0.75% of each Fund’s average daily net assets.  Each waiver or reimbursement is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred; provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.   The Trustees noted that the expense cap arrangement would, at a minimum, cap expenses other than as described above, to the benefit of shareholders. As a result, the Trustees concluded that the fulcrum fee aligns the interests of the Advisor and each Fund’s shareholders, and that the Advisor’s contractual fee waiver further protects the interests of the Funds’ shareholders by keeping Fund expenses low.

The Board then considered the appropriateness of using the Treasury Index as each Fund’s benchmark for purposes of calculating the fulcrum fee.  The Trustees determined that the use of the Treasury Index is appropriate because each Fund’s investment objective is to achieve a return in excess of the Treasury Index across full market cycles and most market conditions.  The Trustees noted that no fulcrum fee would be paid during the Funds’ first fiscal year and, thereafter, the fulcrum fee would be calculated on a rolling basis, based upon each Fund’s performance over the preceding twelve months, compared to the performance of the Treasury Index.  The Trustees also determined that a 12-month performance period is appropriate because such a period is sufficiently long so as to minimize the possibility that payments will be made based upon random or short-term fluctuations. The Trustees therefore concluded that the proposed investment advisory/fulcrum fee was fair and reasonable.

The Board also noted that:  (1) the Advisor has successfully managed private accounts using the same investment strategies that it will use to manage the Funds; (2) the Advisor will engage in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services provided to the fund’s advisor; (3) the Advisor has a unique relationship with HFR which is necessary for the Multi-Strategy Fund to achieve its objective; and (4) the Advisor has experienced executives who have a long history of providing investment advice to private clients. The Board considered the fact that the Advisor has no prior experience managing a mutual fund. However, the Board noted that the Advisor’s principal executives have substantial portfolio management experience. The Board also noted the positive prior short-term performance of private accounts managed by the Advisor using the same strategies as it will use to manage the Funds. As a result, the Trustees determined that the Advisor appeared to have the necessary experience and expertise needed to successfully manage the Funds. As a result of their considerations, the Trustees, including the Independent Trustees voting separately, unanimously determined that each proposed Agreement is in the best interests of the applicable Fund and its shareholders.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30, are available without charge upon request by calling the Fund at (800) 653-7417 and in documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen	A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrence P. Gallagher., Vice President, Chief Financial Officer and Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

GERONIMO Financial Asset Management, LLC

1515 Arapahoe St.

Tower 1, 10th Floor

Denver, CO 80202

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

US Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)          Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)          Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)          Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Geronimo Funds

FY 2006	$ 49,665
FY 2005	$ N/A

(b)	Audit-Related Fees

Geronimo Funds	Registrant	Adviser
FY 2006	$ 0	$ 0
FY 2005	$ N/A	$ 0

Nature of the fees:

(c)	Tax Fees

Geronimo Funds
FY 2006	$ 5,850
FY 2005	$ N/A

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Geronimo Funds

Registrant	Adviser
FY 2006	$ 0
FY 2005	$ N/A

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)          The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2006	$ 0	$0
FY 2005	$ 0	$0

(h)          Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of December 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)          There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	*/s/ Anthony Ghoston
Anthony Ghoston, President

Date	2/22/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	*/s/ Anthony Ghoston
Anthony Ghoston, President

Date	2/22/2007

By	*/s/ Terry Gallagher
Terry Gallagher, Chief Financial Officer and Treasurer

Date	2/21/2007